                                POWER OF ATTORNEY

              KNOW ALL PERSONS BY THESE PRESENTS: That each of the undersigned directors of Premcor USA Inc., a Delaware corporation ("USA"), hereby constitutes and appoints William E. Hantke and Jeffry N. Quinn, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others, to sign USA's Annual Report on Form 10-K for the year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended; to file such Annual Report and the exhibits thereto and any and all other documents in connection therewith, including without limitation amendments thereto, with the Securities and Exchange Commission; and to do and perform any and all other acts and things requisite and necessary to be done in connection with the foregoing as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

             Signature                             Title                            Date
             ---------                             -----                            ----
/s/ Thomas D. O'Malley         President, Chief Executive Officer, Chief       March 28, 2002
----------------------         Operating Officer and Chairman of the Board
Thomas D. O'Malley             (principal executive officer)

/s/ Marshall A. Cohen          Director                                        March 28, 2002
----------------------
Marshall A. Cohen


/s/ Richard C. Lappin          Director                                        March 28, 2002
----------------------
Richard C. Lappin


/s/ David I. Foley             Director                                        March 28, 2002
----------------------
David I. Foley


/s/ Robert L. Friedman         Director                                        March 28, 2002
----------------------
Robert L. Friedman


/s/ Jefferson F. Allen         Director                                        March 28, 2002
----------------------
Jefferson F. Allen


                               Director                                        March 28, 2002
----------------------
Wilkes McClave III